EXHIBIT 99.1

                                             ISRAEL TECHNOLOGY ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)





                                                            FINANCIAL STATEMENTS
             FOR THE PERIODS FROM FEBRUARY 22, 2005 (INCEPTION) TO JULY 19, 2005
                          AND FEBRUARY 22, 2005 (INCEPTION) TO FEBRUARY 28, 2005

                       ISRAEL TECHNOLOGY ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                        3


FINANCIAL STATEMENTS

    Balance Sheets                                                             4
    Statements of Operations                                                   5
    Statements of Changes in Stockholders' Equity                              6
    Statements of Cash Flows                                                   7


NOTES TO FINANCIAL STATEMENTS                                               8-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Israel Technology Acquisition Corp.


We have audited the accompanying balance sheets of Israel Technology Acquisition Corp. (a development stage enterprise) as of July 19, 2005 and February 28, 2005, and the related statements of operations, changes in stockholders' equity and cash flows for the periods from February 22, 2005 (inception) to July 19, 2005 and February 22, 2005 (inception) to February 28, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Israel Technology Acquisition Corp. as of July 19, 2005 and February 28, 2005, and the results of its operations and its cash flows for the periods from February 22, 2005 (inception) to July 19, 2005 and February 22, 2005 (inception) to February 28, 2005 in conformity with United States generally accepted accounting principles.



/s/ Marcum & Kliegman LLP
-------------------------
Marcum & Kliegman LLP
Melville, New York

July 19, 2005

                                             ISRAEL TECHNOLOGY ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                                  BALANCE SHEETS

================================================================================


                                                      July 19,      February 28,
                                                        2005            2005

--------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash                                             $ 1,255,544     $    70,000
   Cash held in Trust Fund                           31,200,000              --
   Prepaid expenses                                      11,000              --
                                                    -----------     -----------
Total current assets                                                     70,000
   Deferred registration costs                               --          25,000
                                                    -----------     -----------
Total assets                                        $32,466,544     $    95,000
                                                    ===========     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Current liabilities - accrued expenses           $   121,902     $     1,100
   Notes payable, stockholders                           83,000          70,000
                                                    -----------     -----------
      Total liabilities                                 204,902          71,100
                                                    -----------     -----------

Common stock, subject to possible conversion,
  1,199,400 shares at conversion value                6,236,880              --
                                                    -----------     -----------

Commitment

Stockholders' equity
   Preferred stock, $.0001 par value, Authorized
      1,000,000 shares; none issued                          --              --
   Common stock, $.0001 par value
      Authorized 30,000,000 shares
      Issued and outstanding 7,500,000 shares
         (less 1,199,400 subject to
         possible conversion) and
         1,500,000, respectively                            630             150
   Additional paid-in capital                        26,026,732          24,850
   Deficit accumulated during development stage          (2,600)         (1,100)
                                                    -----------     -----------

          Total stockholders' equity                 26,024,762          23,900
                                                    -----------     -----------
Total liabilities and stockholders' equity          $32,466,544     $    95,000
                                                    ===========     ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             ISRAEL TECHNOLOGY ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                        STATEMENTS OF OPERATIONS

================================================================================

                                          Period from           Period from
                                       February 22, 2005     February 22, 2005
                                         (inception) to       (inception) to
                                         July 19, 2005       February 28, 2005

--------------------------------------------------------------------------------


Formation and operating costs             $    (2,600)          $    (1,100)
                                          -----------           -----------


Net loss for the period                   $    (2,600)          $    (1,100)
                                          ===========           ===========


Weighted average shares outstanding         1,540,541             1,500,000
                                          ===========           ===========

Basic and diluted net loss per share      $      (.00)          $      (.00)
                                          ===========           ===========



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS..

                                             ISRAEL TECHNOLOGY ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                   STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

================================================================================


                                                             Common Stock            Additional    Deficit accumulated
                                                         ---------------------        Paid-In          during the
                                                         Shares(1)      Amount        Capital       development stage        Total

------------------------------------------------------------------------------------------------------------------------------------
Balance, February 22, 2005 (inception)                          --      $  --     $        --           $    --         $        --

Issuance of stock to initial stockholders (Note 6)       1,500,000        150          24,850                --              25,000

Net loss for the period                                         --         --              --            (1,100)             (1,100)

------------------------------------------------------------------------------------------------------------------------------------
Balance, February 28, 2005                               1,500,000        150          24,850            (1,100)             23,900

Sale of 6,000,000 units, net of underwriters'
   discount and offering expenses (includes
   1,199,400 shares subject to possible conversion)      6,000,000        600      32,238,542                --          32,239,142

Proceeds subject to possible conversion of
   1,199,400 shares                                             --       (120)     (6,236,760)               --          (6,236,880)

Proceeds from issuance of option                                --         --             100                --                 100

Net loss for the period                                         --         --              --            (1,500)             (1,500)

------------------------------------------------------------------------------------------------------------------------------------
Balance, July 19, 2005                                   7,500,000      $ 630     $26,026,732           $(2,600)        $26,024,762
                                                         =========      =====     ===========           =======         ===========

(1) SHARE AMOUNTS HAVE BEEN RESTATED TO REFLECT A STOCK DIVIDEND OF ONE SHARE OF COMMON STOCK FOR EACH OUTSTANDING SHARE OF COMMON STOCK EFFECTED ON APRIL 14, 2005 (NOTE 6).

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             ISRAEL TECHNOLOGY ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                        STATEMENTS OF CASH FLOWS

================================================================================
                                               Period from        Period from
                                            February 22, 2005  February 22, 2005
                                             (inception) to     (inception) to
                                              July 19, 2005    February 28, 2005

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                     $    (2,600)        $ (1,100)
  Adjustments to reconcile net loss to net
      cash used in operating activities:
  Increase in prepaid expenses                     (11,000)              --
  Increase in accrued expenses                     121,902            1,100
                                               -----------         --------
    Net cash used in operating activities          108,302               --
                                               -----------         --------

CASH FLOWS FROM INVESTING ACTIVITIES
  Cash held in Trust Fund                      (31,200,000)              --
                                               -----------         --------
    Net cash used in investing activities      (31,200,000)              --
                                               -----------         --------

CASH FLOWS FROM FINANCING ACTIVITIES
  Gross proceeds                                36,000,000               --
  Proceeds from notes payable, stockholders         83,000           70,000
  Proceeds from sale of shares of common stock      25,000           25,000
  Proceeds from issuance of option                     100               --
  Payment of deferred offering costs            (3,760,858)         (25,000)
                                               -----------         --------

    Net cash provided by financing activities   32,347,242           70,000
                                               -----------         --------

Net increase in cash                             1,255,544           70,000
Cash at beginning of the period                         --               --
                                               -----------         --------
Cash at end of the period                      $ 1,255,544         $ 70,000
                                               ===========         ========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             ISRAEL TECHNOLOGY ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

1.  ORGANIZATION,          Israel  Technology  Acquisition Corp. (the "Company")
    BUSINESS               was  incorporated in Delaware on February 22, 2005 as
    OPERATIONS AND         a blank check company  whose  objective is to acquire
    SIGNIFICANT            an   operating   business   that  has   manufacturing
    ACCOUNTING POLICIES    operations  or research  and  development  facilities
                           located in Israel.

                           All activity from February 22, 2005 (inception) through July 19, 2005 relates to the Company's formation and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

                           The registration statement for the Company's initial public offering ("Offering") was declared effective July 12, 2005. The Company consummated the offering on July 19, 2005 and received net proceeds of approximately $32,239,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business that has manufacturing operations or research and development facilities located in Israel ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $31,200,000 of the net proceeds is being held in an interest-bearing trust account ("Trust Account") until the earlier of
                           (i) the  consummation  of a Business  Combination  or
                           (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States government securities (Treasury Bills) with a maturity of 180 days or less. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

                           The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

                                             ISRAEL TECHNOLOGY ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                           All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 1,500,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

                           With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Proposed Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying July 19, 2005 balance sheet.

                           The Company's Amended and Restated Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 2).

                           The Company considers all highly liquid instruments with maturities of three months or less to be cash equivalents. At July 19, 2005, the Company did not have any cash equivalents. The Company has cash balances in banks in excess of the maximum amounts insured by the FDIC.

                           Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

                                             ISRAEL TECHNOLOGY ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                           Basic loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. Since there are no potentially dilutive securities and there is a net loss, basic and diluted loss per share are identical.

                           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

                           Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2.  INITIAL                On July 19, 2005,  the Company sold  6,000,000  units
    PUBLIC OFFERING        ("Units") in  the  Offering at  $6.00 per Unit.  Each
                           Unit  consists of one share of the  Company's  common
                           stock,  $.0001 par value,  and two Redeemable  Common
                           Stock Purchase  Warrants  ("Warrants").  Each Warrant
                           entitles the holder to purchase  from the Company one
                           share of common  stock at an exercise  price of $5.00
                           commencing  the later of the completion of a Business
                           Combination  or one year from the  effective  date of
                           the  Offering  and  expiring   four  years  from  the
                           effective date of the Offering.  The Warrants will be
                           redeemable by the Company, upon prior written consent
                           of EarlyBirdCapital,  Inc., the representative of the
                           underwriters  ("Representative"),  at a price of $.01
                           per Warrant  upon 30 days'  notice after the Warrants
                           become  exercisable,  only in the event that the last
                           sale price of the common  stock is at least $8.50 per
                           share for any 20 trading days within a 30 trading day
                           period  ending  on the third day prior to the date on
                           which notice of  redemption  is given.  In connection
                           with this Offering, the Company issued an option, for
                           $100, to the Representative to purchase 300,000 Units
                           at an exercise  price of $7.50 per Unit. The warrants
                           underlying  such Units are  exercisable  at $6.25 per
                           share.  The  Company  intends to account for the fair
                           value of the option,  inclusive of the receipt of the
                           $100  cash  payment,  as an  expense  of  the  public
                           offering   resulting   in  a   charge   directly   to
                           stockholders'  equity. The Company estimates that the
                           fair value of this option is  approximately  $660,000
                           ($2.20 per Unit) using a Black-Scholes option-pricing
                           model.  The fair value of the  option  granted to the
                           Representative  is  estimated as of the date of grant
                           using  the   following   assumptions:   (1)  expected
                           volatility of 44.5%, (2) risk-free interest rate of 3.8% and (3) expected life of 5 years. The option may be exercised for cash or on a "cashless" basis at the holder's option, such that the holder may use the appreciated value of the option (the difference between the exercise prices of the option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash.

                                             ISRAEL TECHNOLOGY ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

3.  NOTE PAYABLES,         In  February   2005,   the  Company   issued  $70,000
    STOCKHOLDERS           unsecured    promissory    notes   to   its   Initial
                           Stockholders. In May 2005, the Company issued $13,000
                           unsecured    promissory    notes   to   its   Initial
                           Stockholders. The notes are non interest-bearing and will be paid following the consummation of the Offering from the net proceeds of such Offering.

4.  COMMITMENT             The Company presently  occupies office space provided
                           by an  affiliate  of  an  Initial  Stockholder.  Such
                           affiliate has agreed that, until the acquisition of a
                           target  business  by the  Company,  it will make such
                           office   space,   as  well  as  certain   office  and
                           secretarial services, available to the Company, as may be required by the Company from time to time. The
                           Company has agreed to pay such affiliate $7,500 per month for such services commencing on the effective date of the Offering. The statement of operations for the period ended July 19, 2005 includes $1500 related to this agreement.

                           Pursuant to letter agreements dated March 9, 2005 with the Company and the Representative, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company's liquidation.

                           The Initial Stockholders have agreed with the Representative that after consummation of the Proposed Offering and within the first sixth month period after separate trading of the Warrants has commenced, that they or certain of their affiliates or designees will collectively purchase up to 1,300,000 Warrants in the public marketplace at prices not to exceed $0.70 per Warrant.

                           The Initial Stockholders are entitled to registration rights with respect to their founding shares pursuant to an agreement dated July 12, 2005. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time commencing three months prior to the third anniversary of the effective date of the
                           Proposed Offering. In addition, the Initial Stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the third anniversary of the effective date of the Proposed Offering.

5.  PREFERRED STOCK        The Company is authorized to issue  1,000,000  shares
                           of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

                                             ISRAEL TECHNOLOGY ACQUISITION CORP.
                                                (A DEVELOPMENT STAGE ENTERPRISE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

6.  COMMON STOCK           On April 14, 2005,  the Company's  Board of Directors
                           authorized  a stock  dividend  of one share of common
                           stock for each outstanding  share of common stock. In
                           addition,  on April 14, 2005, the Company's  Board of
                           Directors  approved  an  amendment  to the  Company's
                           Amended and Restated  Certificate of Incorporation to
                           increase  the number of  authorized  shares of common
                           stock   to   30,000,000.   All   references   in  the
                           accompanying  financial  statements  to the number of
                           shares  of  common  stock  have  been   retroactively
                           restated to reflect these transactions.

                           At July 19, 2005, 12,900,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters' unit purchase option.